United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2023
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement
On November 3, 2023, Jones Lang LaSalle Incorporated (the “Company”), Jones Lang LaSalle Finance B.V. and certain of the Company’s other subsidiaries, as guarantors, executed Amendment No. 5 ("Amendment No. 5") to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as amended, the “Credit Agreement”) with Bank of Montreal, as Administrative Agent, and the lender parties thereto.
Pursuant to Amendment No. 5, the borrowing capacity under the Credit Agreement is $3.3 billion. In addition, Amendment No. 5 extended the maturity date under the Credit Agreement from April 2026 to November 2028, made certain changes to permitted adjustments used in calculating Adjusted EBITDA, changed the index rate applicable to loans borrowed in Canadian dollars from the Canadian Dollar Offered Rate to the Canadian Overnight Repo Rate Average, and amended sustainability targets under the Credit Agreement.
All obligations under the Credit Agreement continue to be guaranteed by the Company and certain of its subsidiaries as guarantors.
Capitalized terms not otherwise defined in this Form 8-K have the meanings provided in the Credit Agreement.
The foregoing summary is qualified in its entirety by Amendment No. 5, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated by reference.
Item 8.01 Other Events
On November 3, 2023, we announced the execution of the amended Credit Agreement. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
EXHIBIT INDEX

10.1	Amendment No. 5 to the Second Amended and Restated Multicurrency Credit Agreement, dated as of November 3, 2023, among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, the Lenders party thereto, and Bank of Montreal, as Administrative Agent.
99.1	News release issued by Jones Lang LaSalle Incorporated on November 3, 2023 announcing the execution of the amended bank credit facility.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023
Jones Lang LaSalle Incorporated

By: /s/ Karen Brennan
Name: Karen Brennan
Title: Chief Financial Officer